ABERDEEN FUNDS

Aberdeen U.S. High Yield Bond Fund

(the “Fund”)

Supplement to the Fund’s Summary Prospectus dated February 25, 2013, as amended and restated on March 28, 2013 (the “Summary Prospectus”)

and the Fund’s Prospectus dated February 25, 2013, as supplemented to date

(the “Prospectus”)

On December 11, 2013, the Board of Trustees of Aberdeen Funds approved a change in the name of the Fund to the Aberdeen High Yield Fund and approved a change in the principal investment strategies of the Fund, each effective February 28, 2014.

As a result of the change in principal investment strategies, effective February 28, 2014, the following replaces the first three paragraphs under the section entitled “Principal Strategies” in the Summary Prospectus and the section entitled “Summary — Aberdeen U.S. High Yield Bond Fund — Principal Strategies” in the Prospectus:

As a non-fundamental policy, under normal circumstances, the High Yield Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in debt securities that are, at the time of investment, below investment grade (sometimes referred to as “junk bonds” or high yield securities).  The Fund may invest in debt securities issued by U.S. and foreign companies and by governments.  The Fund intends to invest primarily in debt securities that are U.S. dollar denominated, although the Fund may invest in debt securities denominated in foreign currency, including the currency of emerging market countries.

For purposes of the 80% policy,  below investment grade debt securities include, but are not limited to, convertible and non-convertible corporate and non-corporate debt securities (such as securities of a government and its agencies, instrumentalities and political subdivisions, and structured finance securities), privately placed debt securities (which are securities sold directly in a negotiated sale to institutional or private investors rather than a public offering, such as privately placed bonds), fixed and floating rate bonds, zero-coupon and discount bonds, debentures, notes, certificates of deposit, banker’s acceptances, bills of exchange, asset-backed securities and bank loans. A debt security is considered below investment grade if rated below investment grade by Moody’s Investors Services, Inc. (“Moody’s”) (below Baa3), Standard & Poor’s Rating Services (“S&P”) (below BBB-), or Fitch, Inc. (“Fitch”) (below BBB-) or, if unrated, determined by Aberdeen Asset Management Inc. (the “Adviser”) to be of comparable quality.  In the event that a security receives different ratings from different nationally recognized statistical rating organizations (“NRSROs”), the Adviser will treat the security as being rated in the lowest rating category received from an NRSRO.  The Fund’s investments may include securities not paying interest currently and securities in default following purchase.

If the High Yield Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the High Yield Fund.

Please retain this Supplement for future reference.

This Supplement is dated December 18, 2013.